Other Comprehensive Income (Loss) (Component Of Accumulated Other Comprehensive Income (Loss)) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Other Comprehensive Income (Loss) [Abstract]
Pension benefit adjustments	$ (20,954)	$ (15,927)
Unrealized net holding loss on cash flow hedge	(550)	(1,062)
Unrealized net holding gains on AFS Securities	12,673	15,121
Total accumulated other comprehensive income (loss)	$ (8,831)	$ (1,868)